Exhibit 99.2

EXECUTION COPY

IMS JAPAN K.K.

IMS HEALTH INCORPORATED

LIMITED WAIVER AND FIRST AMENDMENT TO

MASTER NOTE PURCHASE AGREEMENT

¥34,395,000,000 1.70% Guaranteed Senior Notes, Series 2006-A, due January 27, 2013

Dated as of February 22, 2010

To the Holders of the Senior Notes

      of IMS Japan K.K.

      Named in the Attached Schedule I

Ladies and Gentlemen:

Reference is made to the Master Note Purchase Agreement dated as of January 27, 2006 (the “Note Agreement”) between IMS Japan K.K., a Japanese corporation (the “Company”), IMS Health Incorporated, a Delaware corporation (the “Guarantor”), and you pursuant to which the Company issued ¥34,395,000,000 aggregate principal amount of its 1.70% Guaranteed Senior Notes, Series 2006-A, due January 27, 2013 (collectively, the “Notes”). You are referred to herein individually as a “Holder” and collectively as the “Holders.” Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Note Agreement, as amended by this Limited Waiver and First Amendment to Master Note Purchase Agreement (this “First Amendment”).

In connection with, and upon the closing of, the proposed acquisition of the Guarantor by a newly formed holding company created at the direction of TPG Capital, L.P. and CPP Investment Board Private Holdings Inc. and their respective affiliates pursuant to which the Guarantor and Company shall continue as surviving corporations (the “Acquisition”), the Guarantor intends to enter into a $2,000,000,000 senior secured tranche term loan facility and a $275,000,000 senior secured revolving credit facility (together, the “Senior Facilities”) and issue $1,000,000,000 principal amount of senior unsecured notes (the “New Notes” and together with the Acquisition and the Senior Facilities, the “Transactions”). The Company requests that the Holders consent to a waiver and amendments to the Note Agreement relating to the prepayment of the Notes in connection with the Transactions.

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company, the Guarantor and the Holders agree as follows:

1.	LIMITED WAIVER

The Holders waive any breach by the Company of Section 10.7 (Priority), Section 11.1 (Consolidated Debt Ratio), Section 11.2 (Fixed Charge Coverage Ratio), Section 11.3 (Priority Debt), Section 11.4 (Limitation on Liens), Section 11.5 (Merger, Consolidation, etc.) and Section 11.6 (Sales of Assets) of the Note Agreement occurring as a result of the Transactions. These waivers shall be effective upon the closing of the Transactions (the “Transaction Closing Date”) and shall expire at 11:00 p.m. New York time on the third Business Day following the Transaction Closing Date. These waivers are limited to their terms and shall not constitute a waiver of any other term, condition, representation or covenant under the Note Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith.

2.	AMENDMENT OF NOTE AGREEMENT

2.1    Amendment of Section 9.3. Section 9.3 of the Note Agreement is amended and restated to read in its entirety as follows:

9.3      Prepayment in Connection with the Transactions.

(a)      Mandatory Prepayment.  Not later than three Business Days after the date on which the closing of the Transactions occurs (the “Transaction Closing Date”), the Company shall prepay all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner (any such disclosed beneficial owner being identified on Schedule I to the First Amendment) shall mean such beneficial owner) on the Prepayment Date (as defined below), at 100% of the principal amount so prepaid, plus accrued and unpaid interest on the Notes accrued to the date of prepayment and, the Make-Whole Amount, including, when appropriate, the Swap Indemnity Amount, determined for the Prepayment Date with respect to such principal amount (in aggregate, the “Prepayment Amount”). Any prepayment made pursuant to this Section 9.3(a) shall be made in accordance with the provisions of Section 17.1.

(b)      Notices.  Not later than 9:00 a. m., New York Time, three Business Days prior to the date on which the Company intends to make the mandatory prepayment in accordance with this Section 9.3 (the “Prepayment Date”), the Company will give to each holder notice (the “Prepayment Notice”) under this Section 9.3 specifying (i) the Prepayment Date, which shall be a Business Day not later than March 10, 2010, (ii) the aggregate principal amount of the Notes to be prepaid, (iii) the principal amount of each Note held by such holder, (iv) the interest to be paid on the Prepayment Date with respect to such principal amount being prepaid, and (v) the Make-Whole Amount (except for the Swap Indemnity Amount, which shall be provided to the Company by each Holder for the Swapped Notes held by it as promptly as practicable following receipt of the Prepayment Notice) to be paid in connection with such prepayment (calculated as of the date the Prepayment Notice is given); provided, that the Prepayment Date shall not be later than the third Business Day following the Transaction Closing Date. The Prepayment Notice delivered in accordance with this Section 9.3(b) shall be accompanied

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by a certificate of a Senior Financial Officer setting forth the details of the computation of the Make-Whole Amount specified in such Prepayment Notice (except for the Swap Indemnity Amount, which shall be provided to the Company by each Holder for the Swapped Notes held by it as promptly as practicable following receipt of the Prepayment Notice). Once delivered, the Prepayment Notice shall be irrevocable and unrescindable.

(c)      Prepayment of other Senior Notes. If a mandatory prepayment is required by this Section 9.3, the Company agrees (i) to prepay the Notes not later than three Business Days after the prepayment of the senior notes outstanding under the IMS Health Master Note Purchase Agreement and (ii) not to prepay the senior notes outstanding under the IMS Health Master Note Purchase Agreement unless and until the Company has given a Prepayment Notice pursuant to Section 9.3(b).

2.2    Defined Terms.  The following new definitions are added to Schedule B, in the appropriate alphabetical order:

“IMS Health Master Note Purchase Agreement” means the Master Note Purchase Agreement dated as of April 27, 2006, as supplemented by the First Supplement to Master Note Purchase Agreement dated as of February 6, 2008, between the Guarantor and the holders of notes party thereto.

“First Amendment” means the Limited Waiver and First Amendment to Master Note Purchase Agreement, dated as of February 22, 2010 among the Company, the Guarantor and the holders of the Notes.

“Prepayment Amount” is defined in Section 9.3(a).

“Prepayment Date” is defined in Section 9.3(b).

“Prepayment Notice” is defined in Section 9.3(b).

“Transaction Closing Date” is defined in Section 9.3(a).

“Transactions” means (i) the proposed acquisition of the Guarantor by a newly formed holding company created at the direction of TPG Capital, L.P. and CPP Investment Board Private Holdings Inc. and their respective affiliates pursuant to which the Guarantor and Company shall continue as surviving corporations; (ii) the proposed entry by the Guarantor into a $2,000,000,000 senior secured term loan facility and a $275,000,000 senior secured revolving credit facility and (iii) the proposed issuance by the Guarantor of $1,000,000,000 principal amount of senior unsecured notes.

3.	EFFECTIVE DATE

This First Amendment shall be deemed to have been effective as of the date set forth above upon the satisfaction of the following conditions:

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3.1    Consent of Holders to First Amendment.  Execution by each Holder of Notes outstanding and receipt by the Holders of a counterpart of this First Amendment duly executed by the Company and the Guarantor.

3.2    Expenses.  The Company shall have paid all fees and expenses of Foley & Lardner LLP, special counsel to the Holders.

4.	TERMINATION OF AMENDMENT

The First Amendment shall cease to be effective if the Transaction Closing Date has not occurred, and the Company has not given a Prepayment Notice pursuant to Section 9.3(b) of the Note Agreement, as amended by this First Amendment, on or prior to March 5, 2010.

5.	MISCELLANEOUS

5.1    Representations of the Company.  The Company represents and warrants to the Holders that (a) the execution, delivery and performance by the Company of this First Amendment have been duly authorized by all necessary corporate action and (b) this First Amendment constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.2    Representations of Holders.  Each Holder represents and warrants to the Company that it or its nominee is the registered holder of the aggregate principal amount of Notes set forth opposite such Holder’s name on Schedule I to this First Amendment, and that it has full power and authority to execute and deliver this First Amendment with respect to the Notes set forth opposite such Holder’s name on Schedule I to this First Amendment.

5.3    Ratification.  Except as amended hereby, the Note Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date hereof.

5.4    Reference to and Effect on the Note Amendment.  Upon the effectiveness of this First Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the “Agreement,” “Note Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

5.5    Binding Effect.  This First Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

5.6    Governing Law.  This First Amendment shall be governed by and construed in accordance with New York law.

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5.7    Counterparts; Facsimile.  This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument. Further, this First Amendment may be executed by facsimile signatures and such facsimile signatures shall be deemed to be the original signatures of the parties.

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IN WITNESS WHEREOF, the Company, the Guarantor and the Holders have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

IMS JAPAN K.K.

By: IMS HEALTH INCORPORATED

By:	/s/ Norihiko Minato
Name: Norihiko Minato
Title: Representative Director and President

IMS HEALTH INCORPORATED

By:	/s/ Leslye G. Katz
Name: Leslye G. Katz
Title: Senior Vice President & Chief Financial Officer

By:	/s/ Jeffrey Ford
Name: Jeffrey Ford
Title: Vice President & Treasurer

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

AIG EDISON LIFE INSURANCE COMPANY

By:	PineBridge Investments LLC, investment sub-adviser

By:	/s/ Gerald F. Herman

Name:	Gerald F. Herman

Title:	Vice President

AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY

By:	PineBridge Investments LLC, investment adviser

By:	/s/ Gerald F. Herman

Name:	Gerald F. Herman

Title:	Vice President

WESTERN NATIONAL LIFE INSURANCE COMPANY

(FORMERLY AIG ANNUITY INSURANCE COMPANY)

By:	PineBridge Investments LLC, investment adviser

By:	/s/ Gerald F. Herman

Name:	Gerald F. Herman

Title:	Vice President

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:	PineBridge Investments LLC, investment adviser

By:	/s/ Gerald F. Herman

Name:	Gerald F. Herman

Title:	Vice President

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ C. Scott Inglis

Name:	C. Scott Inglis

Title:	Managing Director

METLIFE INSURANCE COMPANY OF CONNECTICUT f/k/a THE TRAVELERS

INSURANCE COMPANY

By:	/s/ C. Scott Inglis

Name:	C. Scott Inglis

Title:	Managing Director

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

MONUMENTAL LIFE INSURANCE COMPANY

By:	/s/ Debra R. Thompson

Name:	Debra R. Thompson

Title:	Vice-President

TRANSAMERICA LIFE INSURANCE COMPANY

By:	/s/ Debra R. Thompson

Name:	Debra R. Thompson

Title:	Vice-President

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Colleen C. Cooney

Name:	Colleen C. Cooney

Title:	Assistant Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC,
Its Investment Manager

By:	/s/ Colleen C. Cooney

Name:	Colleen C. Cooney

Title:	Second Vice President

[Signature page to Limited Waiver and First Amendment to Note Purchase Agreement]